AMENDMENT TO MASTER CUSTODIAN CONTRACT

This Amendment to the Master Custodian Contract (this “Amendment”) is made as of August 12, 2026 and effective as of August 1, 2026, by and between State Street Bank and Trust Company (“State Street”) and each of the investment companies listed and described on Appendix A, as amended from time to time (each, a “Fund” and collectively the “Funds”).

Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Contract (as defined below).

WHEREAS, the Funds and State Street entered into a Master Custodian Contract dated as of August 25, 2009 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Contract”); and

WHEREAS, State Street and the Funds desire to amend the Contract as more particularly set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

1.	Amendments.

A.	Appendix A of the Contract is hereby deleted in its entirety and replaced with Appendix A attached hereto.

2.	Miscellaneous

A	Except as expressly amended by this Amendment, all provisions of the Contract shall remain in full force and effect.

B

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

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Information Classification: Confidential

Signed by the Parties:

RUSSELL INVESTMENT COMPANY
On behalf of itself and each of the Portfolios listed on Appendix A hereto

BY:	/s/ Ross Erickson
NAME: Ross Erickson
TITLE: Treasurer, Chief Financial Officer and Chief Accounting Officer
DATE: August 12, 2026

RUSSELL INVESTMENT FUNDS
On behalf of itself and each of the Portfolios listed on Appendix A hereto

BY:	/s/ Ross Erickson
NAME: Ross Erickson
TITLE: Treasurer, Chief Financial Officer and Chief Accounting Officer
DATE: August 12, 2026

STATE STREET BANK AND TRUST COMPANY

BY:	/s/ Scott Cheshier
NAME: Scott Cheshier
TITLE: Managing Director
DATE: August 12, 2026

Information Classification: Confidential

MASTER CUSTODIAN CONTRACT

Appendix A

List of Funds

(as of August 1, 2026)

Management Investment Companies Registered with the SEC and Portfolios Thereof, If Any

Russell Investment Company

Equity Income Fund
U.S. Small Cap Equity Fund
Investment Grade Bond Fund
Short Duration Bond Fund
International Developed Markets Fund
Strategic Bond Fund
Global Equity Fund
Sustainable Equity Fund (f/k/a Sustainable Aware Equity Fund)
Emerging Markets Fund
Tax-Managed U.S. Large Cap Fund
Global Real Estate Securities Fund
Tax-Exempt Bond Fund
Aggressive Strategy Fund (f/k/a Growth Strategy Fund)
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund
Equity Aggressive Strategy Fund (f/k/a Equity Growth Strategy Fund)
Tax-Managed U.S. Mid & Small Cap Fund
Tax-Managed International Equity Fund
Global Infrastructure Fund
Opportunistic Credit Fund
U.S. Strategic Equity Fund
Multi-Strategy Income Fund
Tax-Exempt High Yield Bond Fund
Multifactor U.S. Equity Fund
Multifactor International Equity Fund
Multi-Asset Strategy Fund (f/k/a Multi-Asset Growth Strategy Fund)
Tax-Managed Real Assets Fund
Long Duration Bond Fund (f/k/a Multifactor Bond Fund)
Russell Investments Alternatives Diversifier Fund

Russell Investment Funds

U.S. Strategic Equity Fund
U.S. Small Cap Equity Fund
International Developed Markets Fund

Information Classification: Confidential

Strategic Bond Fund
Global Real Estate Securities Fund
Moderate Strategy Fund
Balanced Strategy Fund
Aggressive Strategy Fund (f/k/a Growth Strategy Fund)
Equity Aggressive Strategy Fund (f/k/a Equity Growth Strategy Fund)

Information Classification: Confidential